                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                   Acqua Clara Bottling & Distribution, Inc.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                             1315 CLEVELAND STREET
                              CLEARWATER, FL 33755

              NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
                                 MARCH 7, 2000

     NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation (the "Company") will be held at the Company's headquarters, located at 1315 CLEVELAND STREET, CLEARWATER, FLORIDA 33755 on MARCH 7, 2000 AT 9:00 A.M. (local time) for the following purposes:

     1. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation, increasing the number of authorized shares from Fifty-Five Million to One Hundred Five Million, which has been approved by the Company's Board of Directors on January 13, 2000 and is recommended for adoption.

     2. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation, modifying the indemnification of directors, officers and others, which has been approved by the Company's Board of Directors on January 13, 2000 and is recommended for adoption.

     Only holders of record of the common stock and preferred stock of the Company at the close of business on January 18, 2000 will be entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors
                                          E. J. Mersis, Chairman

Dated: January 24, 2000

ALL OF THE STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 1 AND 2.

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                             1315 CLEVELAND STREET
                              CLEARWATER, FL 33755

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                                 MARCH 7, 2000

     This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation (the "Company"), of proxies to be voted at the special meeting of stockholders to be held at the Company's headquarters, located at 1315 Cleveland Street, Clearwater, Florida 33755 on March 7, 2000 at 9:00 A.M., local time, and at any and all adjournments thereof. Matters to come before the meeting are (1) a proposed amendment to the Company's Articles of Incorporation, increasing the number of authorized shares from Fifty-Five Million to One Hundred Five Million, and (2) a proposed amendment to the Company's Articles of Incorporation, modifying the indemnification of directors, officers and others.

     Any shareholder giving a proxy has the power to revoke it at any time before it is voted by transmitting a written revocation to the Company or by appearing in person at the meeting. The approximate date on which this Proxy Statement and the proxy will be first sent or given to the shareholders is February 4, 2000. The solicitation of proxies will be by mail except that further solicitation may be made in writing, by person, or by telephone contact with some stockholders after the original mailing. Such further solicitation will be made by regular employees of the Company who will not be additionally compensated therefor. A professional proxy solicitor has not been engaged. All costs incurred in connection with the solicitation of proxies will be paid by the Company.

                      VOTING SECURITIES AND REQUIRED VOTE

     The Board of Directors of the Company has fixed the close of business on January 18, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting. On January 18, 2000 the Company had outstanding 46,433,287 shares of common stock entitled to vote. On January 18, 2000 the Company had outstanding 685.25 shares of preferred stock (Series A Convertible Preferred Stock), which are entitled to vote as a separate class. Each outstanding share of common stock and of preferred stock entitles the holder to one vote. The presence in person or by proxy of not less that one-half of the outstanding shares of common stock and not less than one-half of the outstanding shares of preferred stock is necessary to constitute a quorum at the meeting. Each proposed amendment shall be approved if more common shares are voted, in person or by proxy, for the amendment than are voted against the amendment, and if more preferred shares are voted, in person or by proxy, for the amendment than are voted against the amendment.

        PROPOSED AMENDMENT TO ARTICLES INCREASING THE AUTHORIZED SHARES

     The Company currently has authorized 50,000,000 shares of common stock and 5,000,000 shares of preferred stock as provided in the first paragraph of
Article III of its Articles of Incorporation. Current Article III, first paragraph, is attached as Exhibit A. The Board of Directors has determined that the Company will need additional common shares. No change is being made to the number of authorized preferred shares. The common shares are needed to fulfill current and potential conversion obligations for outstanding Series A Convertible Preferred Stock and for outstanding 8% Series B Convertible Debentures. (On January 18, 2000 the Company had outstanding 685.25 shares of Series A Convertible Preferred Stock and $375,000 of 8% Series B Convertible Debentures.) Further, the Company seeks to increase the amount of authorized common shares to facilitate raising capital and to provide for stock options. The Company's Board of Directors has, therefore, approved, and recommends to the stockholders for their approval and adoption, an amendment to the Company's Articles of Incorporation that would amend the first paragraph of Article III to read as follows:

                                  ARTICLE III
                               CAPITAL STRUCTURE

     The maximum number of shares of stock which this Corporation is authorized to issue or to have outstanding at any time shall be 105,000,000 shares, of which 100,000,000 shares shall be common stock, no par value per share, and of which 5,000,000 shares shall be preferred stock, no par value per share.

                         PROPOSED AMENDMENT TO ARTICLES
        MODIFYING THE INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     The Company currently has lengthy, involved and redundant indemnification provisions in Article IX of its Articles of Incorporation. Current Article IX is attached as Exhibit B. It is thought that the Article IX provisions were intended to track Colorado law at the time of incorporation. The Board of Directors has determined that the Article IX provisions do not provide the flexibility required in a modern corporate setting where the statutory and case law on such liability is changing. Setting forth indemnification provisions in great detail in the Articles of Incorporation requires the time and expense of stockholder meetings to make modifications. The Board of Directors has determined that a provision permitting indemnification to the maximum extent permitted by law and subject to limitation by the Board of Directors in the Bylaws would better serve the Company. This permits the Articles of Incorporation to reflect any changes in the law. This permits the Board of Directors to tailor the indemnification provisions to the specific needs of the Company to the extent permitted by law. The amendment would apply to current and future Board members. The Company's Board of Directors has, therefore, approved, and recommends to the stockholders for their approval and adoption, an amendment to the Company's Articles of Incorporation that would amend Article IX to read in its entirety as follows:

                                   ARTICLE IX
                                INDEMNIFICATION

     Except as is limited by the Bylaws, this Corporation shall indemnify, to the maximum extent permitted by law, any person, who is or was a director, officer, agent, fiduciary or employee of this Corporation on or after the effective date of this Amendment, against any claim, liability or expense arising against or incurred by such person made party to a proceeding because he is or was a director, officer, agent, fiduciary or employee of this Corporation or because he is or was serving another entity or employee benefit plan as a director, officer, partner, trustee, employee, fiduciary or agent at this Corporation's request. This Corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.

                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the meeting for action. If any such other matters shall properly come before the meeting or any adjournment thereof, it is intended that the holders of the proxies may, in the absence of instructions to the contrary, exercise their discretion to vote or act on such matters as they determine to be appropriate.

                                          By Order of the Board of Directors
                                          E. J. Mersis, Chairman

Clearwater, Florida
January 24, 2000

                                   EXHIBIT A

This is the current first paragraph of Article III of the Articles of Incorporation, which is to be replaced by the proposed first paragraph of
Article III.

                                  ARTICLE III

                               CAPITAL STRUCTURE

     The maximum number of shares of stock which this Corporation is authorized to issue or to have outstanding at any time shall be 55,000,000 shares, of which 50,000,000 shares shall be common stock, no par value per share, and of which 5,000,000 shares shall be preferred stock, no par value per share.

                                   EXHIBIT B

This is the current Article IX of the Articles of Incorporation, which is to be replaced in its entirety by the proposed Article IX.

                                   ARTICLE IX
               INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     This Corporation shall:

          A. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that such person did not meet the foregoing standard of conduct.

          B. Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged liable to the Corporation.

          C. Indemnify a Director, officer, employee or agent of the Corporation who has been wholly successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Subparagraph A or B of this Article against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

          D. Authorize payment of expenses (including attorney's fees) incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph E of this Article if:

             1. The Director, officer, employee or agent furnishes to this Corporation a written affirmation of such person's good faith belief that he has met the applicable standard of conduct required to receive indemnification;

             2. Such person furnishes to this Corporation an undertaking, executed personally or on behalf of such person to repay such amount if it is ultimately determined that he did not meet the applicable standard of conduct; and

             3. A determination is made that the facts then known to those making the determination would not preclude indemnification pursuant to this Article.

          E. Authorize indemnification under Subparagraph A or B of this Article (unless ordered by a court) in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Subparagraph A or B. Such determination shall be made:

             1. By the Board of Directors by a majority vote of those present at a meeting at which a quorum is present, and only those Directors not parties to such action, suit or proceeding shall be counted in satisfying the quorum requirement, or

             2. If such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors designated by the Board of Directors, which committee shall consist of two or more Directors not parties to such action, suit or proceeding; except that Directors who are parties to such action, suit or proceeding may participate in the designation of Directors for the committee; or

             3. If such a quorum cannot be obtained, and such a committee cannot be established, or even if such quorum is obtained or such a committee is designated, if a majority of the Directors constituting such quorum or such committee so directs, either:

                (a) By independent legal counsel selected by a vote of the Board of Directors or such committee in the manner specified in Subparagraph E.1 or E.2. of this Article or, if a quorum of the full Board of Directors cannot be obtained and such a committee cannot be established, by independent legal counsel selected by a majority vote of the full Board of Directors; or

                (b)  By the shareholders.

     Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if such determination is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body the selected such counsel.

     F. Purchase and maintain insurance, if economically feasible for the Corporation to do so in the sole judgment of the Corporation's Board of Directors, on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him, incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provision of this Article.

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, the Bylaws, or any agreement, vote of shareholders or disinterested directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                             1315 Cleveland Street
                              Clearwater, FL 33755


                                     PROXY

                        SPECIAL MEETING OF STOCKHOLDERS
                                 MARCH 7, 2000


     This Proxy is solicited on behalf of the Board of Directors.

     The Board of Directors recommends that the stockholders vote FOR proposals 1 and 2.


The undersigned hereby appoints E.J. Mersis, John C. Plunkett and John G. Thomas, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Aqua Clara Bottling & Distribution, Inc. held on record by the undersigned on January 18, 2000 at the special meeting of stockholders to be held on March 7, 2000 or any adjournment thereof.

1. PROPOSAL TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES FROM FIFTY-FIVE MILLION TO ONE HUNDRED FIVE MILLION.

              _____ FOR         _____ AGAINST         _____ ABSTAIN

2. PROPOSAL TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION MODIFYING THE INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS.

              _____ FOR         _____ AGAINST         _____ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


     If no discretion is made, this proxy will be voted FOR proposals 1 and 2.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Any person executing this proxy has the right to revoke the power granted at any time, prior to the vote contemplated.


DATED: _________________________               ________________________________
                                               Signature


                                               ________________________________
                                               Print name


                                               ________________________________
                                               Signature if held jointly

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY                 ________________________________
USING THE ENCLOSED ENVELOPE                    Print name